                                                                    Exhibit 10.3

HMI INDUSTRIES INC.
EXHIBIT 10
MATERIAL CONTRACTS - INCENTIVE STOCK OPTION AGREEMENT


                   AGREEMENT
   PARTICIPANT       DATE      SHARES     EFFECTIVE DATE/SHARES EXERCISABLE

Robert Benedict    8/25/97     15,000            8/25/98-one third
                                                 8/25/99-one third
                                                 8/25/00-one third
Michael Harper     8/25/97     15,000            8/25/98-one third
                                                 8/25/99-one third
                                                 8/25/00-one third
Julie Perkowski    8/25/97      9,000            8/25/98-one third
                                                 8/25/99-one third
                                                 8/25/00-one third
Mark Ridel         8/25/97      6,000            8/25/98-one third
                                                 8/25/99-one third
                                                 8/25/00-one third
Ellen Gordon       8/25/97      6,000            8/25/98-one third
                                                 8/25/99-one third
                                                 8/25/00-one third

see Filed exhibit for Michael Harper


James R. Malone    7/2/97      35,210              7/2/97-one half
                                               1/2/98-remaining one half
Carl H. Young III  7/2/97      35,210              7/2/97-one half
                                               1/2/98-remaining one half
Mark A. Kirk       7/2/97      35,210              7/2/97-one half
                                               1/2/98-remaining one half

see filed exhibit for Mark A. Kirk

                        INCENTIVE STOCK OPTION AGREEMENT


        THIS INCENTIVE STOCK OPTION AGREEMENT is entered into as of August 25, 1997 by and between HMI Industries Inc., a Delaware corporation, with its principal place of business at 3631 Perkins Avenue, Cleveland, Ohio (the "Company") and Michael Harper (the "Participant ").

        WHEREAS, the Company has adopted the 1992 Omnibus Long-Term Compensation Plan (the "Plan"); and,

        WHEREAS, Participant is a Key Employee of the Company as defined in the Plan; and,

        WHEREAS, pursuant to section 8 of the Plan the Participant may be granted an option to purchase shares of Common Stock of the Company.

        NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Participant hereby agree as follows:

        1. GRANT OF OPTION. There is hereby granted to Participant an option to purchase 15,000 shares of Common Stock of the Company at a price of $4.80 per share. The number of shares which may be purchased and the exercise price per share are subject to adjustment as provided in the Plan. This option is intended to be an incentive stock option within the meaning of section 422 of the Internal Revenue Code.

        2. EXERCISE OF OPTION. The option granted to Participant herein may be exercised in whole or in part, subject to the following limitations on exercise:

        Effective Date               Shares Exercisable
        --------------               ------------------
        August 25, 1998              one-third of optioned shares
        August 25, 1999              two-thirds of optioned shares
        August 25, 2000              all of optioned shares

        3. EXPIRATION. To the extent not exercised, the option expires on August 25, 2002, unless expiring sooner pursuant to the terms of the Plan, applicable provisions of the Internal Revenue Code or other provisions of this Agreement.

        4. ACCELERATION. In the event that the Company's Common Stock ceases to be traded or listed on a national securities exchange (including NASDAQ National Market System), this option shall become immediately exercisable with respect to all unexercised shares.

        5. RETIREMENT. If the Participant ceases to be an employee of the Company by reason of retirement in accordance with any retirement plan or policy of the Company then in effect, the Participant, at any time within the six month period following such retirement (but prior to the


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

expiration date of the option as specified in section 3) may exercise the option with respect to the shares then exercisable.

        6. DEATH OF PARTICIPANT. If the Participant shall die while in the employ of the Company, then within the one year period following his death (but prior to the expiration date of the option as specified in section 3) the person entitled by will or the applicable laws of descent and distribution may exercise the option without regard to the vesting schedule in section 2.

        7. TERMINATION OF EMPLOYMENT. If the Participant ceases to be employed by the Company for any reason other than retirement or death, this option shall not be exercisable after the expiration of three months from the date employment terminates and shall be exercisable only to the extent that it was exercisable as of the date of termination of employment. The option must be exercised in any event prior to the expiration date of the option specified in section 3.

        8. REGISTRATION. Participant represents and warrants that any shares purchased by him upon the exercise of an option will be acquired for investment only and not with a view to resale or distribution. Provided, however, that this representation and warranty shall not be applicable to an offer for the sale or the sale of any such shares which, at the time of such offer or sale, are registered under the Securities Act of 1933, as amended (the "Act"), and any applicable state securities law, or which without such registration and apart from the provisions of this section could be offered for sale or sold without violation of such Act or law. Nothing herein shall require the Company to file a registration statement or to keep such registration statement current for any shares purchased pursuant to the exercise of options granted hereunder. If requested by the Company, Participant agrees to sign a letter addressed to the Company certifying investment intent. Participant acknowledges that any shares issued without registration will be "restricted securities" as that term is defined in Rule 144 of the Act, and that any transfer or disposition of such shares can be accomplished only in compliance with Rule 144, the Act or other applicable rules under the Act.

        9. LEGEND ON CERTIFICATES. Each certificate for shares of Common Stock of the Company issued to Participant upon exercise of an option shall, in the sole discretion of the Company, bear a legend substantially as follows:

              "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. The shares may not be sold or transferred in the absence of such registration or an opinion of counsel that registration is not required due to an exemption from registration under that Act."

        10. EMPLOYMENT RIGHT. This Agreement shall not be construed as requiring the Company to retain Participant as an employee or affect or limit the right of the Company to terminate the employment of Participant at any time for any reason or to give Participant any additional rights as an employee beyond those rights granted by law or by contract. As consideration for receiving the option, Participant agrees that he will remain in the employ of the Company for at least one year from the date of the grant of the option, unless his employment is terminated because of disability or with the consent of the Company.

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

        11. COMPLIANCE WITH PLAN. Participant agrees to comply with all applicable provisions of the Plan, a copy of which has been delivered to Participant and receipt of which is hereby acknowledged.

        12. CONFLICT WITH PLAN. In the event of any conflict between any term of this Agreement and the Plan, the terms of the Plan shall prevail. Except for terms defined in this Agreement, the definitions contained in the Plan will apply to this Agreement.

        13. ASSIGNMENT AND DISPOSITION. Participant shall not transfer or assign or in any way dispose of any option granted herein except in accordance with the Plan and applicable law.

        14. NOTICE OF EXERCISE. This option may be exercised by delivering to the Company at the office of its Treasurer a written notice, signed by the person entitled to exercise the option and stating the number of shares to be purchased. Such notice shall, as an essential part thereof, be accompanied by payment of the full purchase price of the shares to be purchased. Upon payment within the time period specified by the Company of the amount, if any, required to be withheld for Federal, state and local tax purposes as a result of the exercise of the option, the option shall be deemed exercised as of the date the Company received the written notice of exercise. The Participant may satisfy any withholding requirement by authorizing the Company at the time of exercise to withhold from his next salary payment all or part of the amount required to be withheld by the Company as a result of such exercise. Participant may satisfy the withholding obligation by authorizing the Company to withhold shares from the shares acquired hereunder equal in value to the amount required to satisfy such withholding. Payment of the purchase price may be made in cash or in shares equal in value to the exercise price, or partly in cash and partly in shares. The option shall not be exercisable if the exercise would violate any applicable state securities law, any registration or other requirements under the Act, any requirements of NASDAQ or any other national securities exchange on which the shares are listed at the time of exercise of the option or any applicable legal requirement of any other governmental authority.












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

        IN WITNESS WHEREOF, the Company and Participant have executed this Incentive Stock Option Agreement as of the date indicated above.

                                  HMI INDUSTRIES INC.


                                  By /s/ Carl H. Young III
                                     ---------------------------
                                     Executive Vice President


ATTEST


/s/ John A. Meany Jr.
-------------------------
Secretary



                                  /s/ Mark A. Kirk
                                  -------------------------------
                                       Participant

INCENTIVE STOCK OPTION AGREEMENT


        THIS INCENTIVE STOCK OPTION AGREEMENT is entered into as of July 2, 1997 by and between HMI Industries Inc., a Delaware corporation, with its principal place of business at 3631 Perkins Avenue, Cleveland, Ohio (the "Company") and MARK A. KIRK (the "Participant").

        WHEREAS, the Company has adopted the 1992 Omnibus Long-Term Compensation Plan (the "Plan"); and,

        WHEREAS, Participant is a Key Employee of the Company as defined in the Plan; and,

        WHEREAS, pursuant to section 8 of the Plan the Participant may be granted an option to purchase shares of Common Stock of the Company.

        NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Participant hereby agree as follows:

        1. GRANT OF OPTION. There is hereby granted to Participant an option to purchase 35,210 shares of Common Stock of the Company at a price of $5.68 per share. The number of shares which may be purchased and the exercise price per share are subject to adjustment as provided in the Plan. This option is intended to be an incentive stock option within the meaning of section 422 of the Internal Revenue Code.

        2. EXERCISE OF OPTION. The option granted to Participant herein may be exercised in whole or in part, subject to the following limitations on exercise:

        Effective Date                 Shares Exercisable
        --------------                 ------------------
        July 2, 1997                   50% of optioned shares
        January 2, 1998                 100% of optioned shares

        3. EXPIRATION. To the extent not exercised, the option expires on July 2, 2002, unless expiring sooner pursuant to the terms of the Plan, applicable provisions of the Internal Revenue Code or other provisions of this Agreement.

        4. ACCELERATION. In the event that, prior to January 2, 1998, (i) the Company terminates the Participant's employment without cause; (ii) the Company undergoes a change in control as defined in the Plan; or (iii) the Company's Common Stock ceases to be traded or listed on a national securities exchange (including NASDAQ National Market System), this option shall become immediately exercisable with respect to all unexercised shares.

        5. CAUSE DEFINED. For purposes of this Agreement, Cause shall exist only if (i) the Participant is convicted of a felony or a crime involving dishonesty or moral turpitude; or (ii) there


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

is a material breach of; or neglect of, the Participant's duties and responsibilities that is willful and deliberate and that is likely to result in material economic injury to the Company.

        6. RETIREMENT. If the Participant ceases to be an employee of the Company by reason of retirement in accordance with any retirement plan or policy of the Company then in effect, the Participant, at any time within the six month period following such retirement (but prior to the expiration date of the option as specified in section 3) may exercise the option with respect to the shares then exercisable.

        7. DEATH OF PARTICIPANT. If the Participant shall die while in the employ of the Company, then within the one year period following his death (but prior to the expiration date of the option as specified in section 3) the person entitled by will or the applicable laws of descent and distribution may exercise the option without regard to the vesting schedule in section 2.

        8. TERMINATION OF EMPLOYMENT. If the Participant ceases to be employed by the Company for any reason other than retirement or death, this option shall not be exercisable after the expiration of three months from the date employment terminates and shall be exercisable only to the extent that it was exercisable as of the date of termination of employment. The option must be exercised in any event prior to the expiration date of the option specified in section 3.

        9. REGISTRATION. Participant represents and warrants that any shares purchased by him upon the exercise of an option will be acquired for investment only and not with a view to resale or distribution. Provided, however, that this representation and warranty shall not be applicable to an offer for the sale or the sale of any such shares which, at the time of such offer or sale, are registered under the Securities Act of 1933, as amended (the "Act"), and any applicable state securities law, or which without such registration and apart from the provisions of this section could be offered for sale or sold without violation of such Act or law. Nothing herein shall require the Company to file a registration statement or to keep such registration statement current for any shares purchased pursuant to the exercise of options granted hereunder. If requested by the Company, Participant agrees to sign a letter addressed to the Company certifying investment intent. Participant acknowledges that any shares issued without registration will be "restricted securities" as that term is defined in Rule 144 of the Act, and that any transfer or disposition of such shares can be accomplished only in compliance with Rule 144, the Act or other applicable rules under the Act.

        10. LEGEND ON CERTIFICATES. Each certificate for shares of Common Stock of the Company issued to Participant upon exercise of an option shall, in the sole discretion of the Company, bear a legend substantially as follows:

              "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. The shares may not be sold or transferred in the absence of such registration or an opinion of counsel that registration is not required due to an exemption from registration under that Act."

        11. EMPLOYMENT RIGHT. This Agreement shall not be construed as requiring the Company to retain Participant as an employee or affect or limit the right of the Company to terminate the employment of Participant at any time for any reason or to give Participant any additional rights as an employee beyond those rights granted by law or by contract. As consideration for receiving the option, Participant agrees that he will remain in the employ of the Company for at least one year from the date of the grant of the option, unless his employment is terminated because of disability or with the consent of the Company.

        12. COMPLIANCE WITH PLAN. Participant agrees to comply with all applicable provisions of the Plan, a copy of which has been delivered to Participant and receipt of which is hereby acknowledged.

        13. CONFLICT WITH PLAN. In the event of any conflict between any term of this Agreement and the Plan, the terms of the Plan shall prevail. Except for terms defined in this Agreement, the definitions contained in the Plan will apply to this Agreement.

        14. ASSIGNMENT AND DISPOSITION. Participant shall not transfer or assign or in any way dispose of any option granted herein except in accordance with the Plan and applicable law.

        15. NOTICE OF EXERCISE. This option may be exercised by delivering to the Company at the office of its Treasurer a written notice, signed by the person entitled to exercise the option and stating the number of shares to be purchased. Such notice shall, as an essential part thereof; be accompanied by payment of the full purchase price of the shares to be purchased. Upon payment within the time period specified by the Company of the amount, if any, required to be withheld for Federal, state and local tax purposes as a result of the exercise of the option, the option shall be deemed exercised as of the date the Company received the written notice of exercise. The Participant may satisfy any withholding requirement by authorizing the Company at the time of exercise to withhold from his next salary payment all or part of the amount required to be withheld by the Company as a result of such exercise. Participant may satisfy the withholding obligation by authorizing the Company to withhold shares from the shares acquired hereunder equal in value to the amount required to satisfy such withholding. Payment of the purchase price may be made in cash or in shares equal in value to the exercise price, or partly in cash and partly in shares. The option shall not be exercisable if the exercise would violate any applicable state securities law, any registration or other requirements under the Act, any requirements of NASDAQ or any other national securities exchange on which the shares are listed at the time of exercise of the option or any applicable legal requirement of any other governmental authority.

        IN WITNESS WHEREOF, the Company and Participant have executed this Incentive Stock Option Agreement as of the date indicated above.


                               HMI INDUSTRIES INC.


                               By /s/ Carl H. Young III
                                  ------------------------------
                                  Executive Vice President



ATTEST:



/s/ John A. Meany Jr.
--------------------------
Secretary


                               /s/ Mark A. Kirk
                               --------------------------------
                                   Participant















4